SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 25 (File No. 33-52518)	☑
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 37 (File No. 811-3217)	☑
(Check appropriate box or boxes)
RiverSource Account F
(Exact Name of Registrant)
RiverSource Life Insurance Company
(Name of Depositor)
70100 Ameriprise Financial Center, Minneapolis, MN 55474
(Address of Depositor’s Principal Executive Offices) (Zip Code)
Depositor’s Telephone Number, including Area Code (612) 671-8056
Timothy Crawford, 50607 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and Address of Agent for Service)
It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☑	on May 1, 2014 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(i) of Rule 485

☐	on (date), pursuant to paragraph (a)(i) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Prospectus

May 1, 2014

RiverSource

Employee Benefit Annuity

GROUP FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

Issued by:	RiverSource Life Insurance Company (RiverSource Life)
70100 Ameriprise Financial Center
Minneapolis, MN 55474
Telephone: 1-800-862-7919
(Home Office)
ameriprise.com/variableannuities
RiverSource Account F

New contracts and certificates are not currently being offered.

This prospectus contains information that you should know before investing. Prospectuses are also available for

•	AllianceBernstein Variable Products Series Fund, Inc.
•	Columbia Funds Variable Series Trust II
•	Wells Fargo Variable Trust Funds

Please read the prospectuses carefully and keep them for future reference. This contract is available for salary-reduction plans that meet the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended (the Code).

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC, and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Be sure to ask your sales representative about the variable annuity’s features, benefits, risks and fees.

This prospectus provides a general description of the contract and certificate. Your actual contract and certificate, and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representation regarding the contract and certificate other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS 1

2  RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS

Key Terms

These terms can help you understand details about the contract and certificate.

Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.

Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.

Annuity payouts: An amount paid at regular intervals under one of several plans.

Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your certificate. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

Beneficiary: The person you designate to receive benefits in case of a participant’s death while the contract is in force.

Certificate: The document we deliver to you that represents your participation in the contract.

Certificate value: The total value of your certificate before we deduct any applicable charges.

Certificate year: A period of 12 months, starting on the effective date of your certificate and on each anniversary of the effective date.

Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

Code: The Internal Revenue Code of 1986, as amended.

Contract owner (owner): The person or party entitled to ownership rights stated in the contract and in whose name the contract is issued.

Fixed account: An account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.

Funds: Investment options under your certificate. You may allocate purchase payments into subaccounts investing in shares of any or all of these funds.

Good order: We cannot process your transaction request relating to the certificate until we have received the request in good order at our home office. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order”, your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the certificate number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all certificate owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Participant (you, your): The person named in the certificate who has all rights under the certificate, except as reserved by the owner.

Retirement date: The date when annuity payouts are scheduled to begin.

RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.

Surrender value: The amount you are entitled to receive if you make a full surrender from your certificate. It is the certificate value minus any applicable charges.

Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service

RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS 3

interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

Variable account: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

The Contract and Certificate in Brief

Purpose: The purpose of the certificate is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more investments (purchase payments) that may earn returns that increase the value of your certificate; however, you risk losing amounts you invest in the subaccounts of the variable account. The contract and related certificate provide lifetime or other forms of payout beginning at a specified date (the retirement date). If the certificate value goes to zero due to the underlying fund’s performance or deduction of fees, the certificate will no longer be in force and the certificate will terminate.

Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your certificate will not provide any necessary or additional tax deferral because it is used as a qualified annuity to fund a retirement plan that is tax deferred. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (RMDs). RMDs may reduce the value of certain death benefits (see “Taxes — Qualified Annuities — Required Minimum Distribution”). You should consult your tax advisor for an explanation of the potential tax implications to you.

Accounts: Currently, you may allocate your purchase payments among any or all of:

•	the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See “The Variable Account and the Funds”)

•	the fixed account, which earns interest at a rate that we adjust periodically. (See “The Fixed Account”)

Buying the contract and certificate: We no longer offer new contracts or certificates. However, you have the option of making additional purchase payments to your certificate. The maximum amount of purchase payments is determined by any restrictions imposed by the Code. (See “Buying the Contract and Certificate”)

Transfers: Subject to certain restrictions, you currently may redistribute certificate value among the accounts until annuity payouts begin, and once per year among the subaccounts after annuity payouts begin. You may establish automated transfers among the accounts. Fixed account transfers are subject to special restrictions. (See “Transfers Among Accounts”)

Surrenders: You may surrender all or part of your certificate value at any time before the retirement date subject to certain restrictions imposed by the Code. Surrenders may be subject to charges and income taxes (including a 10% IRS penalty if you surrender prior to your reaching age 59 1/2) and may have other tax consequences. (See “Surrenders”)

Benefits in case of death: If the participant dies before annuity payouts begin, we will pay the beneficiary an amount at least equal to the certificate value. (See “Benefits in Case of Death”)

Annuity payouts: You can apply your certificate value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans that can help meet your retirement or other income needs. The payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the fixed account. During the annuity payout period, you cannot be invested in more than five subaccounts at any one time unless we agree otherwise. (See “The Annuity Payout Period”)

Taxes: Generally, income earned on your certificate value grows tax deferred until you surrender it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply). Even if you direct payouts to someone else, you will still be taxed on the distribution. (See “Taxes”)

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Expense Summary

The following tables describe the fees and expenses that are paid when buying, owning and surrendering the contract/certificate. The first table describes the fees and expenses that you paid at the time that you bought the contract/certificate and may pay when you surrender the contract/certificate. State premium taxes also may be deducted.

CERTIFICATE OWNER TRANSACTION EXPENSES

 Surrender charge
(Contingent deferred sales load as a percentage of amounts surrendered)

Surrender charge
Certificate year	percentage

1	8%
2	8
3	8
4	8
5	7
6	6
7	5
8	4
9	3
10	2
11	1
Thereafter	0

Surrender charge under Annuity Payout Plan E — Payouts for a specified period: Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.05% if the assumed investment rate is 3.5% and 6.55% if the assumed investment rate is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See “Charges — Surrender Charge” and “The Annuity Payout Period — Annuity Payout Plans.”)

The next table describes the fees and expenses that you will pay periodically during the time that you own the certificate, not including fund fees and expenses.

ANNUAL CERTIFICATE ADMINISTRATIVE CHARGE

$30

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily variable account value)

Mortality and expense risk fee	1%

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ANNUAL OPERATING EXPENSES OF THE FUNDS

The next two tables describe the operating expenses of the funds that you may pay periodically during the time that you own the certificate. These operating expenses are for the fiscal year ended Dec. 31, 2013, unless otherwise noted. The first table shows the minimum and maximum total operating expenses charged by the funds. The second table shows the fees and expenses charged by each fund. More detail concerning each fund’s fees and expenses is contained in each fund’s prospectus.

 Minimum and maximum total annual operating expenses for the funds(a)

(Including management fee, distribution and/or service (12b-1) fees and other expenses)

	Minimum(%)	Maximum(%)

Total expenses before fee waivers and/or expense reimbursements	0.61	1.18

(a)	Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund’s affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund’s distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.

 Total annual operating expenses for each fund*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

		Distribution		Acquired fund	Total annual
	Management	and/or Service	Other	fees and	operating
Fund name	fees	12b-1 fees	expenses	expenses**	expenses

AllianceBernstein VPS Growth and Income Portfolio (Class B)	0.55%	0.25%	0.05%	—%	0.85%

Columbia Variable Portfolio – Balanced Fund (Class 3)	0.64	0.13	0.16	—	0.93

Columbia Variable Portfolio – Cash Management Fund (Class 3)	0.33	0.13	0.15	—	0.61

Columbia Variable Portfolio – Diversified Bond Fund (Class 3)	0.41	0.13	0.14	—	0.68

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)	0.56	0.13	0.14	—	0.83

Columbia Variable Portfolio – Global Bond Fund (Class 3)	0.56	0.13	0.17	—	0.86

Columbia Variable Portfolio – High Yield Bond Fund (Class 3)	0.58	0.13	0.18	—	0.89

Columbia Variable Portfolio – International Opportunity Fund (Class 3)	0.79	0.13	0.21	—	1.13

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)	0.68	0.13	0.13	—	0.94

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3)	0.64	0.13	0.15	—	0.92

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3)	0.76	0.13	0.14	—	1.03

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2	0.75	0.25	0.18	—	1.18

*	The Funds provided the information on their expenses and we have not independently verified the information.

**	Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

6  RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS

Examples
These examples are intended to help you compare the cost of investing in the certificate with the cost of investing in other variable annuity contracts. These costs include your transaction expenses, contract administrative charges*, variable account annual expenses and fund fees and expenses.

These examples assume that you invest $10,000 in the certificate for the time periods indicated. These examples also assume that your investment has a 5% return each year.

Maximum Expenses. (*) This example assumes the maximum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. Although your actual costs may be lower, based on this assumption your costs would be:

If you do not surrender your certificate
If you surrender your certificate at the				or if you select an annuity payout plan
end of the applicable time period:				at the end of the applicable time period:
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

$1,073	$1,638	$2,115	$3,058	$253	$777	$1,324	$2,802

Minimum Expenses. (*) This example assumes the minimum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. Although your actual costs may be higher, based on this assumption your costs would be:

If you do not surrender your certificate
If you surrender your certificate at the				or if you select an annuity payout plan
end of the applicable time period:				at the end of the applicable time period:
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

$1,019	$1,476	$1,841	$2,469	$195	$600	$1,027	$2,198

(*)	In these examples, the contract administrative charge is $30.

RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS 7

Condensed Financial Information (Unaudited)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in parentheses. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2013.

Variable account charges of 1.00% of the daily net assets of the variable account.
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

AllianceBernstein VPS Growth and Income Portfolio (Class B) (06/01/2001)
Accumulation unit value at beginning of period	$1.21	$1.05	$1.00	$0.89	$0.75	$1.28	$1.23	$1.06	$1.02	$0.93
Accumulation unit value at end of period	$1.62	$1.21	$1.05	$1.00	$0.89	$0.75	$1.28	$1.23	$1.06	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	25,140	27,989	32,013	36,983	45,413	53,036	69,053	93,557	134,208	144,601

Columbia Variable Portfolio – Balanced Fund (Class 3) (04/30/1986)
Accumulation unit value at beginning of period	$5.59	$4.94	$4.87	$4.37	$3.56	$5.12	$5.09	$4.49	$4.37	$4.02
Accumulation unit value at end of period	$6.72	$5.59	$4.94	$4.87	$4.37	$3.56	$5.12	$5.09	$4.49	$4.37
Number of accumulation units outstanding at end of period (000 omitted)	67,092	75,035	85,342	98,195	114,606	136,181	171,598	215,043	291,684	372,907

Columbia Variable Portfolio – Cash Management Fund (Class 3) (10/13/1981)
Accumulation unit value at beginning of period	$3.02	$3.05	$3.08	$3.11	$3.14	$3.10	$2.99	$2.89	$2.84	$2.85
Accumulation unit value at end of period	$2.99	$3.02	$3.05	$3.08	$3.11	$3.14	$3.10	$2.99	$2.89	$2.84
Number of accumulation units outstanding at end of period (000 omitted)	7,437	8,389	10,112	12,490	18,080	29,776	30,042	26,571	22,186	29,769

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (10/13/1981)
Accumulation unit value at beginning of period	$9.11	$8.56	$8.10	$7.55	$6.67	$7.19	$6.90	$6.68	$6.61	$6.38
Accumulation unit value at end of period	$8.81	$9.11	$8.56	$8.10	$7.55	$6.67	$7.19	$6.90	$6.68	$6.61
Number of accumulation units outstanding at end of period (000 omitted)	18,981	23,749	26,406	30,937	35,631	39,953	46,543	55,305	72,737	91,275

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (06/01/2001)
Accumulation unit value at beginning of period	$1.62	$1.44	$1.53	$1.32	$1.05	$1.78	$1.66	$1.40	$1.25	$1.06
Accumulation unit value at end of period	$2.03	$1.62	$1.44	$1.53	$1.32	$1.05	$1.78	$1.66	$1.40	$1.25
Number of accumulation units outstanding at end of period (000 omitted)	61,201	67,822	82,771	100,809	122,530	149,534	189,485	246,164	279,324	227,859

Columbia Variable Portfolio – Global Bond Fund (Class 3) (05/01/1996)
Accumulation unit value at beginning of period	$2.11	$2.00	$1.93	$1.83	$1.66	$1.68	$1.58	$1.49	$1.59	$1.46
Accumulation unit value at end of period	$1.93	$2.11	$2.00	$1.93	$1.83	$1.66	$1.68	$1.58	$1.49	$1.59
Number of accumulation units outstanding at end of period (000 omitted)	10,149	13,462	15,112	17,789	19,806	23,087	23,737	27,863	39,541	43,302

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (05/01/1996)
Accumulation unit value at beginning of period	$2.41	$2.10	$2.01	$1.78	$1.17	$1.58	$1.57	$1.43	$1.39	$1.26
Accumulation unit value at end of period	$2.53	$2.41	$2.10	$2.01	$1.78	$1.17	$1.58	$1.57	$1.43	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	18,052	20,909	22,877	26,363	30,657	32,524	44,452	61,513	91,388	121,607

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (01/13/1992)
Accumulation unit value at beginning of period	$2.07	$1.77	$2.04	$1.81	$1.44	$2.43	$2.18	$1.77	$1.57	$1.35
Accumulation unit value at end of period	$2.50	$2.07	$1.77	$2.04	$1.81	$1.44	$2.43	$2.18	$1.77	$1.57
Number of accumulation units outstanding at end of period (000 omitted)	69,889	78,880	94,035	112,060	133,233	159,052	200,695	250,536	319,427	371,979

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (06/01/2001)
Accumulation unit value at beginning of period	$0.90	$0.76	$0.79	$0.68	$0.50	$0.91	$0.90	$0.81	$0.76	$0.71
Accumulation unit value at end of period	$1.17	$0.90	$0.76	$0.79	$0.68	$0.50	$0.91	$0.90	$0.81	$0.76
Number of accumulation units outstanding at end of period (000 omitted)	23,184	24,960	29,100	35,043	40,017	43,385	58,371	72,433	75,562	33,315

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (10/13/1981)
Accumulation unit value at beginning of period	$9.95	$8.83	$8.47	$7.29	$5.93	$10.36	$10.17	$8.91	$8.48	$8.09
Accumulation unit value at end of period	$13.17	$9.95	$8.83	$8.47	$7.29	$5.93	$10.36	$10.17	$8.91	$8.48
Number of accumulation units outstanding at end of period (000 omitted)	41,908	47,159	53,730	61,965	72,745	86,153	109,144	140,874	133,911	174,870

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3) (06/01/2001)
Accumulation unit value at beginning of period	$1.37	$1.25	$1.48	$1.18	$0.73	$1.34	$1.19	$1.20	$1.10	$1.02
Accumulation unit value at end of period	$1.78	$1.37	$1.25	$1.48	$1.18	$0.73	$1.34	$1.19	$1.20	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	95,864	108,665	127,098	148,423	174,431	202,409	251,387	333,466	104,033	121,270

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2 (06/01/2001)
Accumulation unit value at beginning of period	$1.46	$1.36	$1.44	$1.15	$0.76	$1.31	$1.17	$0.96	$0.91	$0.81
Accumulation unit value at end of period	$2.17	$1.46	$1.36	$1.44	$1.15	$0.76	$1.31	$1.17	$0.96	$0.91
Number of accumulation units outstanding at end of period (000 omitted)	18,489	20,872	25,710	31,968	38,342	43,603	54,601	73,232	96,220	114,500

8  RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS

Financial Statements

You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statement date.

The Variable Account and the Funds

The variable account: The variable account was established under Minnesota law and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. Each subaccount’s net assets are held in relation to the contracts/certificates described in this prospectus as well as other contracts that we issue that are not described in this prospectus.

The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.

We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.

The funds: The certificate currently offers subaccounts investing in shares of the funds listed in the table below.

•	Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

•	Fund name and management: A fund underlying your certificate in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

•	Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see “Fund Name and Management” above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

•	Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others; for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS 9

• Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

•	Revenue we receive from the funds and potential conflicts of interest:

Expenses We May Incur on Behalf of the Funds

When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.

Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the funds we make available due to contract owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.

A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.

Payments the Funds May Make to Us

We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the fund. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.

We or our affiliates may receive payments from the 12b-1 fees, transfer fees or investment management fees of the funds. These fees are deducted from the assets of the funds. The amount, type, and manner in which the revenue from these sources is computed vary by fund. This revenue and the amount by which it can vary may create conflicts of interest.

Conflicts of Interest These Payments May Create

When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.

We offer funds managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management) and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, our affiliated funds comprise the greatest amount and percentage of revenue we derive from payments made by the funds.

The Amount of Payments We Receive from the Funds

We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.

10  RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS

•	Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

•	Compensating, training and educating sales representatives who sell the contracts/certificates.

•	Granting access to our employees whose job it is to promote sales of the contracts/certificates by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.

•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the certificates including promoting the funds available under the certificates to prospective and existing certificate owners, authorized selling firms and sales representatives.

•	Providing sub-transfer agency and shareholder servicing to certificate owners.

•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the certificates.

•	Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

•	Furnishing personal services to certificate owners, including education of certificate owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

•	Subaccounting, transaction processing, recordkeeping and administration.

•	Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser and transfer agent or an affiliate. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

•	Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser, subadviser, transfer agent or an affiliate of these and assets of the fund’s distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS 11

You may allocate payments and transfers to any or all of the subaccounts of the variable account that invest in shares of the following funds:

Investing In	Investment Objective and Policies	Investment Adviser
AllianceBernstein VPS Growth and Income Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.

Columbia Variable Portfolio – Balanced Fund (Class 3)	Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Cash Management Fund (Class 3)	Seeks maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Diversified Bond Fund (Class 3)	Seeks high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)	Seeks high level of current income and, as a secondary goal, steady growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Global Bond Fund (Class 3)	Non-diversified fund that seeks high total return through income and growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – High Yield Bond Fund (Class 3)	Seeks high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – International Opportunity Fund (Class 3)	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, sub-adviser.

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3)	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3)	Seeks growth of capital.	Columbia Management Investment Advisers, LLC

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

12  RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS

The Fixed Account

You also may allocate purchase payments and transfers to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company’s general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. We credit interest daily and compound it annually. The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for our new and existing annuities, product design, competition, and our revenues and expenses.

Interests in the fixed account are not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See “Making the Most of Your Certificate — Transfer policies” for restrictions on transfers involving the fixed account.)

Buying the Contract and Certificate

New contracts and certificates are not currently being offered.

Unless otherwise provided in the contract, the owner has all rights under the contract. Your interest under the contract, as evidenced by your certificate, is subject to the terms of the owner’s contract.

The owner selects the frequency with which to make purchase payments.

We applied the initial purchase payment within two business days after we received it at our home office. However, we will credit additional purchase payments to the accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

THE RETIREMENT DATE
Annuity payouts are scheduled to begin on the retirement date. This means that the contract will be annuitized (converted to a stream of monthly payments) and the first payment will be sent on the retirement date. If your contract is annuitized, the contract goes into payout mode and only the annuity payout provisions continue. Unless Annuity Payout Plan E is elected, you will no longer have access to your contract value. In addition, the death benefit will end. When we processed your application, we established the retirement date as the maximum age (or contract anniversary, if applicable). We have established a new maximum age (or contract anniversary) as described below. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

Generally, the retirement date must be no later than the later of the annuitant’s 95th birthday or the tenth contract anniversary. If the annuitant was age 95 or older and past the tenth contract anniversary when the new maximum was established, the new retirement date was set to a birthday later than age 95. You can also choose to delay the annuitization of your contract beyond age 95 indefinitely, to the extent allowed by applicable tax laws.

Six months prior to your retirement date, we will contact you with your options, including the option to postpone your annuitization start date to a future date. If you do not make an election, annuity payouts, using the contract’s default option of Plan B — Life annuity with 10 years certain, will begin on the retirement date, and your monthly annuity payouts will continue for as long as you live. If you do not survive 10 years, your beneficiaries will continue to receive payments until 10 years of payments have been made.

Since this is a qualified annuity and tax laws require that you take distributions from your annuity prior to your new retirement date, your contract will not be automatically annuitized. If you satisfy your required minimum distributions (RMDs) for a qualified annuity in the form of partial surrenders from this contract, you are electing to defer annuitizing your contract.

RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS 13

Contract owners of IRAs and TSAs may also be able to satisfy RMDs by electing other IRAs or TSAs, and in that case, they will delay the start of annuitization payments for these contracts.

Certain restrictions on retirement dates apply to participants in the Texas Optional Retirement Program, should the contract/certificate be available in the program. (See “TSA — Special Surrender Provisions.”)

BENEFICIARY
If death benefits become payable before the retirement date while the contract and certificate are in force and before annuity payouts begin, we will pay the death benefit to your named beneficiary. If there is more than one beneficiary, we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, then the default provisions of your certificate will apply. (See “Benefits in Case of Death” for more about beneficiaries.)

PURCHASE PAYMENTS
Minimum allowable purchase payments(1)
  If paying by installments under a scheduled payment plan:
     $25 per month
  If paying by any other method:
     $50

Installments must total at least $300 per year.

(1)	If no purchase payments have been made on a participant’s behalf for 24 months and previous payments total $600 or less, we have the right to pay the participant the total value of the certificate in a lump sum. This right does not apply to certificates sold to New Jersey residents.

Maximum allowable annual purchase payments(2)
  $50,000

(2)	These annual limits apply in total to all RiverSource Life annuities and certificates you own. We reserve the right to increase maximum limits or reduce age limits. The Code’s limits on annual contribution also apply.

HOW TO MAKE PURCHASE PAYMENTS
By scheduled payment plan:

A sales representative can help the owner set up an automatic salary reduction arrangement.

LIMITATIONS ON THE USE OF CERTIFICATE
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to certificate values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

Charges

ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining records for each certificate under the contract. We deduct $30 from the certificate value at the end of each certificate year. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total certificate value. If you surrender a certificate, we will deduct the annual charge at the time of surrender. We cannot increase the annual administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

MORTALITY AND EXPENSE RISK FEE
We charge this fee daily to your subaccounts. The unit values of your subaccounts reflect this fee and it totals 1% of the subaccounts’ average daily net assets on an annual basis. This fee covers the mortality risk and expense risk that we assume. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccount during the annuity payout period even if the annuity payout plan does not involve a life contingency.

14  RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS

Expense risk arises because we cannot increase the administrative charge and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

•	first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

•	then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge, discussed in the following paragraphs, will cover sales and distribution expenses.

SURRENDER CHARGE

If part or all of a certificate is surrendered within the first 11 certificate years, the following surrender charge applies:

Surrender charge as a
Surrender year	percentage of amount surrendered

1	8%
2	8
3	8
4	8
5	7
6	6
7	5
8	4
9	3
10	2
11	1
Thereafter	0

We reserve the right to reduce or eliminate the surrender charge.

For a partial surrender that is subject to a surrender charge, the amount we actually deduct from your certificate value will be the amount you request plus any applicable surrender charge. The surrender charge percentage is applied to this total amount. We pay you the amount you requested.

Example
Assume you requested a surrender of $1,000 and there is a surrender charge of 7%. The total amount we actually deduct from your certificate is $1,075.27. We determine this amount as follows:

Amount requested 1.00 − withdrawal charge	or	$1,000 .93	=	$1,075.27

By applying the 7% surrender charge to $1,075.27, the surrender charge is $75.27. We pay you the $1,000 you requested. If you make a full surrender of your certificate, we also will deduct the applicable administrative charge.

Surrender charge under Annuity Payout Plan E — Payouts for a specified period: Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.05% if the assumed investment rate is 3.5% and 6.55% if the assumed investment rate is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

Waiver of surrender charge
We do not assess surrender charges:

•	for amounts surrendered after the 11th certificate year;

•	for amounts surrendered due to a participant’s retirement under the plan on or after age 55;

RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS 15

•	for amounts surrendered due to the death of the participant; or

•	upon settlement of the certificate under an annuity payout plan, unless Annuity Payout Plan E is later surrendered.

Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the administrative and surrender charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the funds that are described in the prospectuses for those funds (see “Annual Operating Expenses of the Funds”).

PREMIUM TAXES

Certain state and local governments may impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract and certificate were sold. Currently, we deduct any applicable premium taxes when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you surrender your certificate.

Valuing Your Investment

We value your accounts as follows:

FIXED ACCOUNT

We value the amounts you allocated to the fixed account directly in dollars. The fixed account value equals:

•	the sum of your purchase payments and transfer amounts allocated to the fixed account;

•	plus interest credited;

•	minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out; and

•	minus any prorated portion of the administrative charge.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your certificate for that subaccount. Conversely, we subtract a certain number of accumulation units from your certificate each time you take a partial surrender, transfer amounts out of a subaccount or we assess an administrative charge or a surrender charge.

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests.

The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

Number of units: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

Accumulation unit value: the current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.

We determine the net investment factor by:

•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

•	dividing that sum by the previous adjusted net asset value per share; and

•	subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

Factors that affect subaccount accumulation units: accumulation units may change in two ways — in number and in value.

The number of accumulation units you own may fluctuate due to:

•	additional purchase payments you allocate to the subaccounts;

•	transfers into or out of the subaccounts;

•	partial surrenders;

16  RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS

•	surrender charges; and/or

•	deduction of a prorated portion of the administrative charge.

Accumulation unit values will fluctuate due to:

•	changes in fund net asset value;

•	fund dividends distributed to the subaccounts;

•	fund capital gains or losses;

•	fund operating expenses; and

•	mortality and expense risk fees.

Making the Most of Your Certificate

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the fixed account to one or more subaccounts. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

 How dollar-cost averaging works

					Number
By investing an equal number			Amount	Accumulation	of units
of dollars each month ...		Month	invested	unit value	purchased

		Jan	$100	$20	5.00

		Feb	100	18	5.56

you automatically buy		Mar	100	17	5.88

more units when the	(ARROW)	Apr	100	15	6.67

per unit market price is low ...		May	100	16	6.25

		June	100	18	5.56

		July	100	17	5.88

and fewer units		Aug	100	19	5.26

when the per unit	(ARROW)	Sept	100	21	4.76

market price is high.		Oct	100	20	5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

TRANSFERRING AMONG ACCOUNTS
You may transfer certificate value from any one subaccount, or the fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the fixed account.

When your request to transfer will be processed depends on when we receive it:

•	If we receive your transfer request at our home office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

•	If we receive your transfer request at our home office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see “Transfer policies” below.

RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS 17

Transfer policies

•	Before annuity payouts begin, you may transfer certificate values between the subaccounts, or from the subaccounts to the fixed account. However, if you made a transfer from the fixed account to the subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next eligible transfer period (if any) as defined in the plan, or until the next certificate anniversary.

•	You may transfer certificate values from the fixed account to the subaccounts once per certificate year (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums).

•	Once annuity payouts begin, you may not make transfers to or from the fixed account, but you may make transfers once per certificate year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not invest in the certificate if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the certificate. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the certificate, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

•	diluting the value of an investment in an underlying fund in which a subaccount invests;

•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and

•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.

Funds available as investment options under the certificate that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of certificate value among the subaccounts of the variable account:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging or asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a certificate owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your certificate and the terms of your certificate. These restrictions or modifications may include, but not be limited to:

•	requiring transfer requests to be submitted only by first-class U.S. mail;

•	not accepting hand-delivered transfer requests or requests made by overnight mail;

•	not accepting telephone or electronic transfer requests;

•	requiring a minimum time period between each transfer;

•	not accepting transfer requests of an agent acting under power of attorney;

•	limiting the dollar amount that you may transfer at any one time;

18  RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS

•	suspending the transfer privilege; or

•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract and related certificate, we will apply the policy described above to all certificate owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts and related certificates may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower certificate values.

In addition to the market timing policy described above, which applies to transfers among the subaccounts within your certificate, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your certificate and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include but not be limited to providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier and the details of your certificate transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of certificate value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the certificate in several ways, including but not limited to:

•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the certificate, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard periodic rebalancing for the purpose of any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

•	Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

•	Funds that are available as investment options under the certificate may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.

For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.

RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS 19

HOW TO REQUEST A TRANSFER OR SURRENDER

 1 By letter

Send your name, certificate number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474

Minimum amount
Transfers or surrenders:  $250 or entire account balance

Maximum amount
Transfers or surrenders:  Certificate value or entire account balance

*	Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 By automated transfers

Your sales representative can help you set up automated transfers among your subaccounts or fixed account.

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.

•	Automated transfers from the fixed account to the subaccounts may not exceed an amount that, if continued, would deplete the fixed account within 12 months.

•	Automated transfers are subject to all of the contract provisions and terms, including transfer of certificate values between accounts.

•	The balance in any account from which you make an automated transfer must be sufficient to satisfy your instructions. If not, we will suspend your entire automatic arrangement until the balance is adequate.

•	If we must suspend your automated transfer arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

Minimum amount
Transfers:                $50

 3 By telephone

For salary reduction plans only.

Call between 7 a.m. and 10 p.m. Central time:
1-800-862-7919

Minimum amount
Transfers or surrenders:  $250 or entire account balance

Maximum amount
Transfers:                Certificate value or entire account balance
Surrenders:               $100,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing to us.

20  RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS

Surrenders

Subject to certain restrictions imposed by the Code, you may surrender all or part of your certificate at any time before annuity payouts begin by sending us a written request or calling us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request in good order at our home office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our home office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the certificate. You may have to pay a certificate administrative charge and surrender charges (see “Charges”) and federal income taxes and penalties. State and local income taxes may also apply (see “Taxes”). You cannot make surrenders after annuity payouts begin except under Plan E (see “The Annuity Payout Period — Annuity Payout Plans”).

Any partial surrenders you take under your certificate will reduce your certificate value. As a result, the value of your death benefit will also be reduced. In addition, surrenders you are required to take satisfy RMDs under the Code may reduce the value of certain death benefit (see “Taxes — Qualified Annuities — Required Minimum Distributions”).

SURRENDER POLICIES
If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all of your subaccounts and/or the fixed account in the same proportion as your value in each account correlates to the total contract value, unless requested otherwise. The minimum certificate value after partial surrender is $600.

RECEIVING PAYMENT

 1 By regular or express mail

•	payable to you;

•	mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

 2 By wire

•	request that payment be wired to your bank;

•	bank account must be in the same ownership as your certificate; and

•	pre-authorization required.

We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the owner or to an address other than the address of record. These requirements will be designed to ensure owner instructions are genuine and to prevent fraud.

NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

–	the surrender amount includes a purchase payment check that has not cleared;

–	the NYSE is closed, except for normal holiday and weekend closings;

–	trading on the NYSE is restricted, according to SEC rules;

–	an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

–	the SEC permits us to delay payment for the protection of security holders.

TSA — Special Provisions

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
The Code imposes certain restrictions on your right to receive early distributions from a TSA:

•	Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

–	you are at least age 59 1/2;

RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS 21

–	you are disabled as defined in the Code;

–	you severed employment with the employer who purchased the contract;

–	the distribution is because of your death;

–	the distribution is due to plan termination; or

–	you are a military reservist.

•	If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all certificate values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

•	Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”).

•	The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

•	The above restrictions on distributions do not affect the availability of the amount transferred or rolled over to the certificate as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of certificate values within the certificate, or to another registered variable annuity contract or investment vehicle available through the employer.

•	If the contract/certificate has a loan provision, the right to receive a loan from your fixed account is described in detail in your contract/certificate. You may borrow from the certificate value allocated to the fixed account.

PARTICIPANTS IN THE TEXAS OPTIONAL RETIREMENT PROGRAM
You cannot receive distributions before retirement unless you become totally disabled or end your employment at a Texas college or university. This restriction affects your right to:

•	surrender all or part of your certificate at any time; and

•	move up your retirement date.

If you are in the program for only one year, the portion of the purchase payments made by the state of Texas will be refunded to the state with no surrender charge. These restrictions are based on an opinion of the Texas Attorney General interpreting Texas law.

Changing Ownership

The contract and related certificates cannot be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. Your vested rights under the certificate are nonforfeitable.

Benefits in Case of Death

If you die before annuity payouts begin while this certificate is in force, we will pay your beneficiary as follows:

If death occurs before the annuitant’s 75th birthday, the beneficiary receives the greater of:

•	certificate value; or

•	purchase payments made to the certificate minus surrenders.

If death occurs on or after the annuitant’s 75th birthday, the beneficiary receives the certificate value.

If you die before your retirement date: When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the certificate’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the certificate as his/her own with the contract value equal to the death benefit that would otherwise have been paid or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the certificate over a five year period. If your beneficiary

22  RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS

does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any payout plan available under this certificate if:

•	the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

•	payouts begin no later than one year following the year of your death; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

Death benefit payment in a lump sum: We may pay all or part of the death benefit to your beneficiary in a lump sum under either a nonqualified or qualified annuity. We pay all proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into another Ameriprise Financial, Inc. account).

Annuity payout plan: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

The Annuity Payout Period

As the participant, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below except under Plan E.

The contract and related certificates allow you to determine whether we will make payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the certificate value on your retirement date (less any applicable premium tax). Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes — Qualified Annuities — Annuity Payouts.” During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

Amounts of fixed and variable payouts depend on:

•	the annuity payout plan you select;

•	your age;

•	the annuity table in the contract and related certificates; and

•	the amounts allocated to the accounts at settlement on the retirement date.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts selected. These payouts will vary from month to month because the performance of the funds will fluctuate. (Fixed payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin, see “Making the Most of Your Certificate — Transfer policies.”

ANNUITY TABLES
The annuity tables in your certificate (Table A and Table B) show the amount of the monthly payment for each $1,000 of certificate value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable payout assuming that the certificate value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the certificate. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using the 5% assumed interest rate Table A results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS 23

ANNUITY PAYOUT PLANS
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before certificate values are used to purchase the payout plan:

•	Plan A – Life annuity — no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

•	Plan B – Life annuity with five, ten or 15 years certain: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.

•	Plan C – Life annuity — installment refund: We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

•	Plan D – Joint and last survivor life annuity — no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

•	Plan E – Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation will be either 5.05% or 6.55% depending on the applicable assumed investment rate (see “Charges — Surrender charge under Annuity Payout Plan E”). You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply to the taxable portion if you take a withdrawal (see “Taxes”).

Annuity payout plan requirements for qualified annuities: Since your certificate is a qualified annuity, you must select a payout plan as of the retirement date set forth in your certificate. You have the responsibility for electing a payout plan that complies with your certificate and with applicable law. Your certificate describes your payout plan options. The options will generally meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

•	in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary; or

•	over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.

If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before your retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed, unless this option is contrary to applicable provisions of the Code. Certificate values that you allocated to the fixed account will provide fixed dollar payouts and certificate values that you allocated among subaccounts will provide variable annuity payouts.

If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time amounts are applied to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the certificate value to the participant in a lump sum.

Death after annuity payouts begin: If the annuitant dies after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

Taxes

Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of

24  RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS

distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.

Annuity payouts from Roth IRAs: In general, the entire payment from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Surrenders: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

Surrenders from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions (“RMDs”) beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special RMD rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payment or a surrender, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.

The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.

Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.

Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan.

In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

•	the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

•	the payout is a RMD as defined under the Code;

RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS 25

•	the payout is made on account of an eligible hardship; or

•	the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

Penalties: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

•	because of your death;

•	because you become disabled (as defined in the Code);

•	if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

•	if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);

•	to pay certain medical or education expenses (IRAs only); or

•	if the distribution is made from an inherited IRA.

Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new surrender charge schedule for an annuity contract, or other product rules as applicable.

Assignment: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.

Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

Spousal status: In the case of United States v. Windsor, Section 3 of the Defense of Marriage Act was declared unconstitutional by the U.S. Supreme Court. As a result of this ruling, same sex marriages recognized under state law must be afforded all of the benefits of marriage for federal law purposes. The IRS subsequently provided interpretive guidance which, for federal tax purposes, determined the recognition of a same sex marriage is based on the state or foreign jurisdiction in which the marriage occurred. In addition, the guidance states that other relationships that may be recognized under state law, such as civil unions or domestic partnerships, are not considered marriages for federal tax purposes. Therefore, if you are in a

26  RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS

civil union or other non-marital relationship recognized under state law, you will not receive the favorable federal tax treatment normally afforded to married couples.

When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.

If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.

Voting Rights

The certificate holder with investments in the subaccounts may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes is determined by applying the percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes is equal to:

•	the reserve held in each account for your certificate; divided by

•	the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the annuity decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of these meetings, proxy materials and a statement of the number of votes to which the voter is entitled.

We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

Substitution of Investments
We may substitute the funds in which the subaccounts invest if:

•	laws or regulations change;

•	the existing funds become unavailable; or

•	in our judgment, the funds no longer are suitable (or no longer the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

•	add new subaccounts;

•	combine any two or more subaccounts;

•	transfer assets to and from the subaccounts or the variable account; and

•	eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio – Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see “Transferring Between Accounts” above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS 27

About the Service Providers

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (“RiverSource Distributors”), our affiliate, serves as the principal underwriter of the contracts and certificates. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contracts and certificates for sale, you may continue to make purchase payments if permitted under the terms of your certificate. We pay commissions to an affiliated selling firm of up to 5.00% of purchase payments on the certificate as well as service/trail commissions of up to 0.25% based on annual total certificate value for as long as the certificate remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your certificate.

We pay the commissions and other compensation described above from our assets. Our assets may include:

•	revenues we receive from fees and expenses that you will pay when buying, owning and making a surrender from the certificate (see “Expense Summary”);

•	compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds — the funds”);

•	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The funds”); and

•	revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the certificate. However, you may pay part of all of the commissions and other compensation described above indirectly through:

•	fees and expenses we collect from certificate owners, including surrender charges; and

•	fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life is responding to regulatory audits, market conduct examinations and other inquiries (including inquiries from the State of Minnesota and a multistate insurance department examination). RiverSource Life has cooperated and will continue to cooperate with the applicable regulators regarding their inquiries.

RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

28  RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS

Table of Contents of the Statement of Additional Information

Calculating Annuity Payouts	p. 3

Rating Agencies	p. 4

Revenues Received During Calendar Year 2013	p. 4

Principal Underwriter	p. 5

Independent Registered Public Accounting Firms	p. 5

Financial Statements

RIVERSOURCE EMPLOYEE BENEFIT ANNUITY — PROSPECTUS 29

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919

RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and annuity products are issued by
RiverSource Life Insurance Company. Both companies are affiliated with Ameriprise Financial Services, Inc.

© 2008-2014 RiverSource Life Insurance Company. All rights reserved.
S-6157 AG 5/14)

PART B.
     The combined Statement of Additional Information dated May 1, 2014, for RiverSource Account F filed electronically as Part B to Post-Effective Amendment No. 25 to Registration Statement No. 33-47302 is incorporated by reference.

PART C.

Item 24.	Financial Statements and Exhibits
(a)	Financial Statements included in Part B of this Registration Statement:

The audited financial statements of the RiverSource Life Account F:

Report of Independent Registered Public Accounting Firm dated April 21, 2014.
Statements of Assets and Liabilities at Dec. 31, 2013.
Statements of Operations for the year ended Dec. 31, 2013.
Statements of Changes in Net Assets for the year ended Dec. 31, 2013 and year ended Dec. 31, 2012
Notes to Financial Statements.

The audited financial statements of the RiverSource Life Insurance Company:

Report of Independent Registered Public Accounting Firm dated February 25,2014.
Consolidated Balance Sheets at Dec. 31, 2013 and 2012.
Consolidated Statements of Income for the years ended Dec. 31, 2013, 2012, and 2011.
Consolidated Statements of Comprehensive Income for the years ended Dec. 31, 2013, 2012 and 2011.
Consolidated Statements of Shareholder’s Equity balances at Jan. 1, 2011 and Dec. 31, 2011, 2012 and 2013.
Consolidated Statements of Cash Flows for the years ended Dec. 31, 2013, 2012, and 2011.
Notes to Consolidated Financial Statements.
(b)	Exhibits:
1.1	Copy of Resolution of the Executive Committee of the Board of Directors of IDS Life establishing Accounts C, D, E, F, G, and H adopted May 13, 1981, filed electronically as Exhibit 1.1 to Post-Effective Amendment No. 2 to Registration Statement No. 33-52518 is incorporated herein by reference.
1.2	Copy of Resolution of the Board of Directors of IDS Life establishing Account N on April 17, 1985, filed electronically as Exhibit 1.2 to Post-Effective Amendment No. 2 to Registration Statement No. 33-52518 is incorporated herein by reference.
1.3	Copy of Resolution of the Board of Directors of IDS Life establishing Accounts IZ and JZ on September 20, 1991, filed electronically as Exhibit 1.3 to Post-Effective Amendment No. 2 to Registration Statement No. 33-52518 is incorporated herein by reference.

1.4	Consent in Writing in Lieu of Meeting of Board of Directors establishing Accounts MZ, KZ and LZ on April 2, 1996, filed electronically as Exhibit 1.4 to Post-Effective Amendment No. 6 to Registration Statement No. 33-52518 is incorporated herein by reference.

1.5	Consent in Writing in Lieu of Meeting of Board of Directors establishing Accounts PZ, QZ RZ, SZ and TZ on March 30, 2001 is filed electronically as Exhibit 1.5 to Post-Effective Amendment No. 11 to Registration Statement No. 33-52518 is incorporated herein by reference.

1.6	Unanimous Consent in Writing effective Jan. 2, 2007 of the Board of Directors of IDS Life Insurance Company (now known as RiverSource Life Insurance Company) renaming IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ, TZ to the new name RiverSource Account F filed electronically as Exhibit 1.6 to Post-Effective Amendment No. 27 to Registration Statement No. 33-4173 is incorporated by reference.

2.	Not applicable.

3.	Form of Principal Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.1	Copy of Group Deferred Fixed/Variable Contract (form 34607) filed electronically as Exhibit 4 to Post-Effective Amendment No. 2 to Registration Statement No. 33-52518 is incorporated herein by reference.

4.2	Copy of Group Deferred Fixed/Variable Certificate (form 34610-MN) filed electronically as Exhibit 5 to Post-Effective Amendment No. 2 to Registration Statement No. 33-52518 is incorporated herein by reference.

4.3	Copy of Company name change endorsement (Form 131115) for RiverSource Life Insurance Company, filed as Exhibit 4.32 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 filed on or about Jan. 2, 2007 is incorporated by reference.

5.1	Form of Master Application for Group Deferred Annuity Contract (form 34608C) filed electronically as Exhibit 5.1 to Post-Effective Amendment No. 4 to Registration Statement No. 33-52518 is incorporated herein by reference.

5.2	Form of Participant Enrollment Form (form 34609A) filed electronically as Exhibit 5.2 to Post-Effective Amendment No. 4 to Registration Statement No. 33-52518 is incorporated herein by reference.

6.1	Copy of Articles of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to Post-Effective Amendment No. 2 to Registration Statement No. 33-52518 is incorporated herein by reference.

6.2	Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated by reference.

6.3	Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated by reference.

7.	Not applicable.

8.1	Copy of Participation Agreement by and among Wells Fargo Variable Trust and RiverSource Life Insurance Company and Wells Fargo Funds Distributors LLC dated Jan. 1, 2007 filed electronically as Exhibit 8.29 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.2	Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Enterprise Life Insurance Company, IDS Life Insurance Company, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h) (20) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.3	Copy of Participation Agreement dated Jan. 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.23 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated herein by reference.

9.	Opinion of counsel and consent to its use as to the legality of the securities registered, filed electronically herewith.

10.	Consent of Independent Registered Public Accounting Firm, filed electronically herewith.

11.	None.

12.	Not applicable.

13.	Power of Attorney to sign Amendments to this Registration Statement dated Aug. 2, 2013, filed electronically as Exhibit 13 to RiverSource Variable Account’s Post-Effective Amendment No.24 to Registration Statement No. 333-139759 filed on or about Aug. 15, 2013, is incorporated by reference.

Item 25.	Directors and Officers of the Depositor
Directors and Officers of the Depositor RiverSource Life Insurance Company

Position and Offices
Name	Principal Business Address*	With Depositor
John R. Woerner		Chairman of the Board and President

Gumer C. Alvero		Director and Executive Vice President — Annuities

Richard N. Bush		Senior Vice President — Corporate Tax

Steve M. Gathje		Director, Senior Vice President And Chief Actuary

James L. Hamalainen		Senior Vice President — Investments and Treasurer

Colin J. Lundgren		Director

Brian J. McGrane		Director, Executive Vice President and Chief Financial Officer

Thomas R. Moore		Secretary

Bridget M. Sperl		Director and Executive Vice President — Service Delivery

Jon Stenberg		Director and Executive Vice President — Life & Disability Insurance

*	The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

Item 26.	Persons Controlled by or Under Common Control with the Depositor or Registrant

SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.	03/11

Parent Company	Incorp State
Ameriprise Financial, Inc.	DE

Subsidiary Name	Incorp State
Ameriprise Advisor Capital, LLC	DE
Ameriprise National Trust Bank	Federal
Ameriprise Capital Trust I	DE
Ameriprise Capital Trust II	DE
Ameriprise Capital Trust III	DE
Ameriprise Capital Trust IV	DE
Ameriprise Captive Insurance Company	VT
Ameriprise Certificate Company	DE
Investors Syndicate Development Corporation	NV
Ameriprise Holdings, Inc.	DE
201 Eleventh Street South, LLC	MN
Ameriprise India Private Limited	India
Ameriprise India Insurance Brokers Services Private Limited*	India
Ameriprise Trust Company	MN
AMPF Holding Corporation	MI
American Enterprise Investment Services Inc.**	MN
Ameriprise Financial Services, Inc.**	DE
AMPF Property Corporation	MI
AMPF Realty Corporation	MI
Columbia Management Investment Advisers, LLC	MN
Advisory Capital Strategies Group Inc.	MN
Columbia Wanger Asset Management, LLC	DE
GA Legacy, LLC	DE
J.& W. Seligman & Co. Incorporated	DE
Columbia Management Investment Distributors, Inc.**	DE
Columbia Research Partners LLC	DE
Seligman Health Plus Partners LLC	DE
Seligman Partners LLC	DE
RiverSource CDO Seed Investment, LLC	MN
WAM Acquisition GP, Inc.	DE
Columbia Management Investment Services Corp.	MN
IDS Property Casualty Insurance Company	WI
Ameriprise Auto & Home Insurance Agency, Inc.	WI
Ameriprise Insurance Company	WI
RiverSource Distributors, Inc.**	DE
RiverSource Life Insurance Company	MN
RiverSource Life Insurance Co. of New York	NY
RiverSource NYREO, LLC	NY
RiverSource REO 1, LLC	MN
RiverSource Tax Advantaged Investments, Inc.	DE
AEXP Affordable Housing Porfolio LLC	DE
Threadneedle Asset Management Holdings Sarl	Luxembourg
(Threadneedle subsidiary list is not included.)

*	This entity has three shareholders: Ameriprise Financial, Inc. (19%), Ameriprise India Private Limited (7%), and personally owned by T.D. Chandrasekhar (74%) as required by India law.

**	Registered Broker-Dealer

Item 27. Number of Contractowners
As of March 31, 2014, there were 4753 qualified contracts and no non-qualified contracts in RiverSource Account F for RiverSource Employee Benefit Annuity.
Item 28. Indemnification
The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.
No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.
The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriters
(a) RiverSource Distributors Inc. acts as principal underwriter for:
RiverSource Variable Annuity Account 1
RiverSource Variable Annuity Account
RiverSource Account F
RiverSource Variable Annuity Fund A
RiverSource Variable Annuity Fund B
RiverSource Variable Account 10
RiverSource Account SBS
RiverSource MVA Account
RiverSource Account MGA
RiverSource Account for Smith Barney
RiverSource Variable Life Separate Account
RiverSource Variable Life Account
RiverSource of New York Variable Annuity Account 1
RiverSource of New York Variable Annuity Account 2
RiverSource of New York Account 4
RiverSource of New York Account 7
RiverSource of New York Account 8
(b) As to each director, officer or partner of the principal underwriter:

Name and Principal	Positions and Offices
Business Address*	with Underwriter
Lynn Abbott	President

Gumer C. Alvero	Vice President

James L. Hamalainen	Treasurer

Thomas R. Moore	Secretary

Mark D. Scalercio	Vice President

Jon Stenberg	Director and Vice President

David K. Stewart	Chief Financial Officer

John R. Woerner	Chairman of the Board and Chief Executive Officer

*	Business address is: 50611 Ameriprise Financial Center, Minneapolis, MN 55474

Item 29 (c)
RiverSource Distributors, Inc., the principal underwriter during Registrant’s last fiscal year, was paid the following commissions:

NAME OF	NET UNDERWRITING
PRINCIPAL	DISCOUNTS AND	COMPENSATION ON	BROKERAGE
UNDERWRITER	COMMISSIONS	REDEMPTION	COMMISSIONS	COMPENSATION
RiverSource Distributors, Inc.	$408,527,238	None	None	None
Item 30. Location of Accounts and Records
RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN
Item 31. Management Services
Not applicable.
Item 32. Undertakings
(a)	Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)	Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to IDS Life Contract Owner Service at the address or phone number listed in the prospectus.

(d)	Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28, 1988). Further, Registrant represents that it has complied with the Provisions of paragraphs (1)-(4) of that no-action letter.

(e)	The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.
SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Company, on behalf of the Registrant, certifies that it meets all the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the 24th day of April, 2014.

RiverSource Account F

(Registrant)

By RiverSource Life Insurance Company

(Depositor)

By	/s/ John R. Woerner* John R. Woerner
Chairman of the Board and President
As required by the Securities Act of 1933, Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the 24th day of April, 2014.

/s/ John R. Woerner* John R. Woerner	Chairman of the Board and President
/s/ Gumer C. Alvero* Gumer C. Alvero	Director and Executive Vice President — Annuities
/s/ Richard N. Bush* Richard N. Bush	Senior Vice President — Corporate Tax
/s/ Steve M. Gathje* Steve M. Gathje	Director, Senior Vice President and Chief Actuary
/s/ James L. Hamalainen* James L. Hamalainen	Senior Vice President — Investments and Treasurer

/s/ Brian J. McGrane* Brian J. McGrane	Director, Executive Vice President and Chief Financial Officer
/s/ Bridget M. Sperl* Bridget M. Sperl	Director and Executive Vice President — Service Delivery
/s/ Jon Stenberg* Jon Stenberg	Director and Executive Vice President Life and Disability Insurance

*	Signed pursuant to Power of Attorney dated Aug. 2, 2013 filed electronically as Exhibit 13 to Post-Effective Amendment No. 24 to Registration Statement No. 333-139759, by:

/s/ Timothy Crawford Timothy Crawford
Assistant General Counsel and Assistant Secretary
CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 25
This Post-Effective Amendment is comprised of the following papers and documents:
The Cover Page.
Part A.
     The prospectus for RiverSource Employee Benefit Annuity
Part B.
     Statement of Additional Information (incorporated by reference).
     Financial Statements.
Part C.
     Other Information.
     The signatures.
Exhibits.

EXHIBIT INDEX
9.	Opinion of counsel and consent to its use as to the legality of the securities being registered.

10.	Consent of Independent Registered Public Accounting Firm.